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                                                                     EXHIBIT 4.4

NUMBER
LC
COMMON STOCK
PAR VALUE $.10 PER SHARE
[eagle vignette]
[logo] LOWRANCE ELECTRONICS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SHARES
CUSIP 548900 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF LOWRANCE ELECTRONICS, INC. transferable on the books of said corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the Shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of said corporation and amendments thereto (copies of which are on file at the office of said corporation) to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of said corporation and the facsimile signatures of its duly authorized officers.
Dated:

/s/
Secretary
[seal]
/s/
President
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

LOWRANCE ELECTRONICS, INC.
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)
UNIF TRANS MIN ACT - Custodian (Cust) (Minor) under Uniform Transfers to Minors Act (State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,
hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Please print or typewrite name and address including postal zip code of assignee of the common shares represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.